Acquisitions	12 Months Ended
Sep. 30, 2012
Acquisitions

2. ACQUISITIONS

Aero-Instruments Co., LLC—On September 17, 2012, TransDigm Inc. acquired all of the outstanding equity interests in Aero-Instruments Co., LLC (“Aero-Instruments”), for approximately $34.7 million in cash, subject to adjustments based on the level of working capital as of the closing date of the acquisition. Aero-Instruments designs and manufactures highly engineered air data sensors including pitot probes, pitot-static probes, static pressure ports, angle of attack, temperature sensors and flight test equipment for use primarily in the business jet and helicopter markets. These products fit well with TransDigm’s overall business direction. Aero-Instruments will be integrated into TransDigm’s Power & Control segment. The Company expects that the approximately $15 million of goodwill recognized for the acquisition will be deductible for tax purposes.

AmSafe Global Holdings, Inc.—On February 15, 2012, TransDigm Inc. acquired all of the outstanding stock of AmSafe Global Holdings, Inc. (“AmSafe”), for approximately $749.7 million in cash, which includes a purchase price adjustment of $0.5 million paid in the third quarter of fiscal 2012. AmSafe is a leading supplier of innovative, highly engineered and proprietary safety and restraint equipment used primarily in the global aerospace industry. These products fit well with TransDigm’s overall business direction. The majority of AmSafe product lines will be integrated into TransDigm’s Airframe segment, and the remaining product lines will be integrated into the Non-aviation segment. The distribution business acquired as part of AmSafe was sold on August 16, 2012 for approximately $17.7 million in cash, subject to adjustments based on the level of working capital as of the closing date of the sale.

The Company financed the acquisition through a combination of new senior bank debt of $500 million and cash. See Note 11 to the Consolidated Financial Statements.

The total purchase price was allocated to the underlying assets acquired and liabilities assumed based upon management’s estimated fair values at the date of acquisition. To the extent the purchase price exceeded the estimated fair value of the net identifiable tangible and intangible assets acquired, such excess was allocated to goodwill. The following table summarizes the purchase price allocation of the estimated fair values of the assets acquired and liabilities assumed at the transaction date (in thousands).

Assets acquired:
Current assets, excluding cash acquired	$127,600
Property, plant and equipment	20,794
Intangible assets	270,500
Goodwill	403,025
Other	4,239

Total assets acquired	$826,158

Liabilities assumed:
Current liabilities	$24,152
Deferred income taxes—long term	49,343
Other noncurrent liabilities	2,932

Total liabilities assumed	$76,427

Net assets acquired	$749,731

The Company expects that of the $403 million of goodwill recognized for the acquisition approximately $77 million will be deductible for tax purposes.

Harco Laboratories, Incorporated—On December 9, 2011, TransDigm Inc. acquired all of the outstanding stock of Harco Laboratories, Incorporated (“Harco”), for approximately $83.3 million in cash, which includes a purchase price adjustment of $0.4 million paid in the second quarter of fiscal 2012. Harco designs and manufactures highly engineered thermocouples, sensors, engine cable assemblies and related products for commercial aircraft. These products fit well with TransDigm’s overall business direction. Harco will be integrated into TransDigm’s Power & Control segment. The Company expects that the approximately $56 million of goodwill recognized for the acquisition will not be deductible for tax purposes.

Schneller Holdings —On August 31, 2011, TransDigm Inc. acquired all of the outstanding equity interests in Schneller Holdings LLC (“Schneller”) for approximately $288.6 million in cash, which includes a purchase price adjustment of $1.0 million paid in the first quarter of fiscal 2012. Schneller designs and manufactures proprietary, highly engineered laminates, thermoplastics, and non-textile flooring for use primarily on side walls, lavatories, galleys, bulkheads and cabin floors for commercial aircraft. These products fit well with TransDigm’s overall business direction. Schneller was integrated into TransDigm’s Airframe segment. The Company expects that the approximately $168 million of goodwill recognized for the acquisition will be deductible for tax purposes.

Talley Actuation—On December 31, 2010, AeroControlex Group, Inc., a wholly owned subsidiary of TransDigm Inc., acquired the actuation business of Telair International Inc. (“Talley Actuation”), a wholly-owned subsidiary of Teleflex Incorporated, for approximately $93.6 million in cash, which includes a purchase price adjustment of $0.3 million received in the third quarter of fiscal 2011. Talley Actuation manufactures proprietary, highly engineered electro-mechanical products and other components for commercial and military aircraft. These products fit well with TransDigm’s overall business direction. Talley Actuation was integrated into TransDigm’s Power & Control segment. The Company expects that the approximately $70 million of goodwill recognized for the acquisition will be deductible for tax purposes.

McKechnie Aerospace Holdings, Inc.—On December 6, 2010, TransDigm Inc. acquired all of the outstanding stock of McKechnie Aerospace Holdings Inc. (“McKechnie Aerospace”), for approximately $1.27 billion in cash, which includes a purchase price adjustment of $0.3 million paid in the third quarter of fiscal 2011. McKechnie Aerospace, through its subsidiaries, is a leading global designer, producer and supplier of aerospace components, assemblies and subsystems for commercial aircraft, regional/business jets, military fixed wing and rotorcraft. Some of the businesses acquired as part of McKechnie Aerospace have been divested. See Note 21 to the Consolidated Financial Statements. The remaining products fit well with TransDigm’s overall business direction. Certain product lines of McKechnie Aerospace were integrated into TransDigm’s Power & Control and Airframe segments.

The Company financed the McKechnie Aerospace acquisition, repaid borrowings under the previous senior secured credit facility and redeemed outstanding 7 3/4% Senior Subordinated Notes due 2014 through a combination of the offering of $1.60 billion of 7 3/4% Senior Subordinated Notes due 2018 and new term loan borrowings of $1.55 billion due 2017. See Note 11 to the Consolidated Financial Statements.

The total purchase price was allocated to the underlying assets acquired and liabilities assumed based upon management’s estimated fair values at the date of acquisition. To the extent the purchase price exceeded the estimated fair value of the net identifiable tangible and intangible assets acquired, such excess was allocated to goodwill.

The following table summarizes the purchase price allocation of the estimated fair values of the assets acquired and liabilities assumed at the transaction date (in thousands).

Assets acquired:
Current assets, excluding cash acquired	$109,289
Property, plant and equipment	48,901
Intangible assets	433,000
Goodwill	864,934

Total assets acquired	$1,456,124

Liabilities assumed:
Current liabilities	$40,004
Deferred income taxes—long term	118,591
Other noncurrent liabilities	31,837

Total liabilities assumed	$190,432

Net assets acquired	$1,265,692

The Company expects that the approximately $865 million of goodwill recognized for the acquisition will not be deductible for tax purposes.

The results of operations of McKechnie Aerospace are included in the Company’s consolidated financial statements from the date of the transaction. The Company recorded net sales of $212.2 million from the date of acquisition through September 30, 2011. It is impracticable to determine a meaningful measure of the earnings of the acquired business from the date of acquisition through September 30, 2011 because certain McKechnie Aerospace plant facilities have been integrated into other TransDigm operations. Had the McKechnie acquisition and related financing transactions occurred at the beginning of the fiscal year ended September 30, 2010, unaudited pro forma consolidated results for the year ended September 30, 2011 would have been as follows (in thousands, except per share data):

	Fiscal Years Ended September 30,
	2011	2010
Net sales	$1,247,386	$1,033,059

Net income applicable to common stock from continuing operations	$217,575	$44,614

Net earnings per share from continuing operations:
Basic and diluted	$4.08	$0.84

The unaudited pro forma consolidated results are based on the Company’s historical financial statements and those of McKechnie Aerospace and do not necessarily indicate the results of operations that would have resulted had the acquisition actually been completed at the beginning of the applicable period presented. The pro forma financial information assumes that the companies were combined as of October 1, 2009. The pro forma results for the fiscal year ended September 30, 2010 reflect the business combination accounting effects from the acquisition including amortization charges from the acquired intangible assets, inventory purchase accounting adjustments charged to cost of sales as the inventory is sold, increase in interest expense associated with debt incurred to fund the acquisition, refinancing costs associated with the refinancing of the Company’s entire debt structure and acquisition-related transaction costs. The unaudited pro forma consolidated results do not give effect to the synergies of the acquisition and are not indicative of the results of operations in future periods.

Semco Instruments—On September 3, 2010, TransDigm Inc. completed the acquisition of Semco Instruments, Inc. (“Semco Instruments”) for approximately $73.6 million in cash, which includes a purchase price adjustment of $3.0 million paid in the first quarter of fiscal 2011. Semco Instruments manufactures proprietary, highly engineered components for major turbo-prop, turbo-fan, and turbo-shaft engines, which are primarily used on helicopters, business jets and selected regional airplanes. These products fit well with TransDigm’s overall business direction. Semco Instruments was integrated into TransDigm’s Power & Control segment. The Company expects that the approximately $41 million of goodwill recognized for the acquisition will not be deductible for tax purposes.

Dukes Aerospace—On December 2, 2009, Dukes Aerospace, Inc., a newly formed, wholly owned subsidiary of TransDigm Inc., acquired substantially all of the aerospace related assets and certain liabilities from Dukes, Inc. and GST Industries, Inc. (collectively “Dukes Aerospace”) for approximately $95.5 million in cash, which includes a purchase price adjustment of $0.2 million received in the third quarter of fiscal 2011. In addition, the agreement provides for potential earn-out payments up to a total of $60 million over four years based on the achievement of certain growth targets. The initial purchase price allocation included a fair value liability of $8.0 million recorded for the potential earn-out payments. During the third quarter of fiscal 2011, the Company reversed $3.0 million of the earn-out liability based on lower growth projections relative to the required growth targets for the last three years of the four-year earn-out arrangement. During the fourth quarter of fiscal 2012, the Company reversed the remaining $5.0 million of the earn-out liability based on the lower growth projections relative to the required growth targets. The reversal of earn-out liability is included in selling and administrative expenses in the consolidated statements of income for the fiscal year ended September 30, 2011. The Dukes Aerospace business supplies proprietary, highly engineered components primarily to the business jet, regional jet, and military aerospace markets, along with commercial and military helicopter markets. The products are comprised primarily of highly engineered valves and certain pumps, solenoids and related components. These products fit well with TransDigm’s overall business direction. Dukes Aerospace was integrated into TransDigm’s Power & Control segment. The Company expects that the approximately $64 million of goodwill recognized for the acquisition will be deductible for tax purposes.

The Company accounted for the acquisitions of Aero-Instruments, AmSafe, Harco, McKechnie Aerospace, Schneller, Talley Actuation, Semco Instruments and Dukes Aerospace, (collectively, the “Acquisitions”) using the acquisition method and included the results of operations of the Acquisitions in its consolidated financial statements from the effective date of each acquisition. The Company is in the process of obtaining a third-party valuation of certain tangible and intangible assets of Aero-Instruments, AmSafe and Harco, therefore, the values attributed to those acquired assets in the consolidated financial statements are subject to adjustment. Pro forma net sales and results of operations for the acquisitions of Aero-Instruments, AmSafe, Harco, Schneller, Talley Actuation, Semco Instruments and Dukes Aerospace had they occurred at the beginning of the applicable fiscal year ended September 30, 2012 or 2011, are not significant and, accordingly, are not provided.

The Acquisitions strengthen and expand the Company’s position to design, produce and supply highly-engineered proprietary aerospace components in niche markets with significant aftermarket content and provide opportunities to create value through the application of our three core value-driven operating strategies (obtaining profitable new business, improving our cost structure, and providing highly engineered value-added products to customers). The purchase price paid for each acquisition reflects the current earnings before interest, taxes, depreciation and amortization (EBITDA) and cash flows, as well as, the future EBITDA and cash flows expected to be generated by the business, which are driven in most cases by the recurring aftermarket consumption over the life of a particular aircraft, estimated to be approximately 30 years.